UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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THE INTERGROUP CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE INTERGROUP CORPORATION

10940 WILSHIRE BLVD., SUITE 2150

LOS ANGELES, CALIFORNIA 90024

(310) 889-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 20, 2013

To the Shareholders of The InterGroup Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation (“InterGroup” or the "Company") for the fiscal year ended June 30, 2012, will be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on February 20, 2013 at 2:30 P.M. for the following purposes:

(1)	To elect two Class A Directors to serve until the fiscal 2015 Annual Meeting and until their successors shall have been duly elected and qualified;

(2)	To ratify the retention of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013;

(3)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on January 11, 2013 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

The Company’s Annual Report for the fiscal year ended June 30, 2012 accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

By Order of the Board of Directors,

Gary N. Jacobs
Secretary
Los Angeles, California

January 18, 2013

Your vote is important whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Please return your proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

to be held on February 20, 2013. The Company’s Proxy, Proxy Statement and Annual Report for the

fiscal year ended June 30, 2012 are also available on the Company’s website at: www.intgla.com

THE INTERGROUP CORPORATION

10940 WILSHIRE BLVD., SUITE 2150

LOS ANGELES, CALIFORNIA 90024

(310) 889-2500

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 20, 2013

The Board of Directors of The InterGroup Corporation (“InterGroup” or the “Company”) is soliciting proxies in the form enclosed with this statement in connection with its fiscal 2012 Annual Meeting of Shareholders to be held on February 20, 2013 or at any adjournments thereof. Only shareholders of record at the close of business on January 11, 2013 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on January 11, 2013. As of January 11, 2013, there were outstanding 2,355,249 shares of common stock, par value $.01 per share (the "Common Stock"). Of the total 2,355,249 shares outstanding, a majority, or 1,177,625 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and to ratify the selection of the Company’s independent registered public accounting firm.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) FOR the election of the Board’s nominees for Class A Directors for a three-year term expiring at the fiscal 2015 Annual Meeting of Shareholders; and (2) FOR ratification of the appointment of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 24, 2013. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

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PROPOSAL NO. 1

ELECTION OF CLASS A DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one or more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class A Directors expires at the fiscal 2012 Annual Meeting to be held on February 20, 2013. The Board has proposed John V. Winfield and Josef A. Grunwald as a Class A Directors to serve until the fiscal 2015 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as directors if elected. However, if the nominees should be unable, or decline to serve, it is intended that the proxies will be voted for such other persons as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the persons named therein will vote FOR the election of the nominees. Election requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

Name	Position with the Company	Age	Term to Expire

Class A Directors:

John V. Winfield (1)(4)(6)(7)	Chairman of the Board; President	66	Fiscal 2012 Annual Meeting
	and Chief Executive Officer

Josef A. Grunwald (2)(3)(7)	Director and Vice Chairman of	64	Fiscal 2012 Annual Meeting
	the Board

Class B Directors:

Gary N. Jacobs (1)(2)(5)(6)(7)	Secretary; Director	67	Fiscal 2013 Annual Meeting

William J. Nance (1)(2)(3)(4)(6)(7)	Director	69	Fiscal 2013 Annual Meeting

Class C Director:

John C. Love (3)(4)(5)	Director	72	Fiscal 2014 Annual Meeting

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Other Executive Officers:

David C. Gonzalez	Vice President Real Estate	45	N/A

David T. Nguyen	Treasurer and Controller	39	N/A

Michael G. Zybala	Asst. Secretary and Counsel	60	N/A

_____________

(1) Member of the Executive Committee

(2) Member of the Administrative and Compensation Committee

(3) Member of the Audit Committee

(4) Member of the Real Estate Investment Committee

(5) Member of the Nominating Committee

(6) Member of the Securities Investment Committee

(7) Member of the Special Strategic Options Committee

Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of the Company’s subsidiaries, Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth"), both public companies. Mr. Winfield also serves as Chairman of the Board of Comstock Mining, Inc. (NYSE MKT: LODE), a public company in which he was elected a director on June 23, 2011. Mr. Winfield’s extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board’s conclusion that he should serve as a director of the Company.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987 and named Vice Chairman on January 30, 2002. Mr. Grunwald is also a Director of Portsmouth. Mr. Grunwald’s extensive experience in business and finance in the real estate industry, his experience in hotel management, as well as his experience as an entrepreneur and manager of his own companies, led to the Board’s conclusion that he should serve as a director of the Company.

Gary N. Jacobs -- Mr. Jacobs is an attorney at law and a partner in the law firm of Glaser Weil Fink Jacobs Howard Avchen & Shapiro, LLP. He was appointed to the Board and as Secretary of the Company in 1998. Mr. Jacobs also served as a Director and General Counsel of MGM MIRAGE (now MGM Resorts International, NYSE: MGM”) from 2000, as Secretary of MGM from 2002 and as Executive Vice President from 2000 to August 2009, when he became President Corporate Strategy. Mr. Jacobs retired from all of his positions with MGM effective, December 15, 2009. Mr. Jacob’s extensive experience as an attorney and as an executive officer and director of a large public company, and his knowledge and understanding of business transactions, finance, public company reporting and corporate governance, led to the Board’s conclusion that he should serve as a director of the Company.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company’s Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to June 2002. Mr. Nance is also a Director of Santa Fe and Portsmouth. Mr. Nance also serves as a director of Comstock Mining, Inc. Mr. Nance’s extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his own businesses, his service as a director and audit committee member for other public companies and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

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John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 31 years, a lecturer in hospitality industry management control systems and competition & strategy at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Executive Secretary of the Hotel and Restaurant Foundation. Mr. Love is also a Director of Santa Fe and Portsmouth. Mr. Love’s extensive experience as a CPA and in the hospitality industry, including teaching at the university level for the last 31 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 25 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.

David T. Nguyen -- Mr. Nguyen was appointed as Treasurer of the Company on February 26, 2003 and serves as the Company’s Principal Financial Officer. Mr. Nguyen also serves as Treasurer of Santa Fe and Portsmouth, having been appointed to those positions on February 27, 2003. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen served as the Company's Controller from 1999 to 2001 and from 2002 to the present.

Michael G. Zybala -- Mr. Zybala is an attorney at law and has served as Assistant Secretary and legal counsel of the Company since January 1999. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.

BOARD AND COMMITTEE INFORMATION

InterGroup is a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission (“SEC”). The Company’s common stock is listed on the Capital Market tier of the NASDAQ Stock Market LLC (“NASDAQ”).

The Board of Directors of InterGroup currently consists of five members. With the exception of the Company’s President and CEO, John V. Winfield, all of InterGroup’s Board of Directors consists of “independent” directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Board of Directors held four meetings during the 2012 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2012 Fiscal Year. The independent directors also meet in executive session at least two times per year.

Board Leadership Structure

The Chairman of the Board, Mr. Winfield, also serves as our Chief Executive Officer. The Board believes that combining the Chairman and Chief Executive officer roles is the most appropriate structure for the Company at this time because (i) this structure has had a longstanding history with the Company, which the Board believes has served our stockholders well through many economic cycles and business challenges; (ii) the Board believes Mr. Winfield’s unique business experience and history with the Company makes it appropriate for him to serve in both capacities; and (iii) the Board believes its corporate government processes and committee structures preserve Board independence by insuring independent discussions among directors and independent evaluation of, and communications with, members of senior management such that separation of the Chairman and Chief Executive Officer roles is unnecessary at this time.

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Role of the Board in Oversight of Risk

The Board of Directors does not have a separate risk oversight body, but rather manages risk directly. The Board mitigates risk through discussing with management the appropriate level of risk for the Company and evaluating the risk information received by management. These risks include financial, competitive and operational risks. Further, on a quarterly basis, management reports to the Audit Committee regarding the Company’s various risk areas to as part of the Committee’s oversight role over financial reporting in accordance with the Audit Committee charter. In addition, other committees of the Board of Directors consider risks within their areas of responsibility.

We do not consider that our compensation policies encourage excessive risk-taking. The design of our compensation policies encourages employees to remain focused on both sort-term and long-term financial and operational goals. Our equity awards typically vest over a number of years, which we believe encourages employees to focus on sustained stock price appreciation over time and the intrinsic value of the Company instead of short-term financial results.

Communications with the Board of Directors

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

Board Attendance at Annual Meetings of Shareholders

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. With the exception of Director Grunwald, all of the Company’s directors attended the fiscal 2011 annual meeting of shareholders.

Committees:

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held one meeting (in person, telephonically or by written consent) during the 2012 Fiscal Year.

The Company's Administrative and Compensation Committee (the “Compensation Committee”) is comprised of three “independent” members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. Mr. Nance, Mr. Grunwald and Mr. Jacobs were the members of the Compensation Committee during fiscal year 2012. None of the members of the Compensation Committee is or has been an executive officer of the Company, or had any relationships requiring disclosure by the Company under the SEC rules or NASDAQ listing requirements.

Mr. Nance serves as Chairman of the Compensation Committee. The Company has not established a charter for the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company’s Chief Executive Officer and other executive officers, including equity or performance based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority determine the compensation of certain executive officers. The Compensation Committee held one meeting (in person, telephonically or by written consent) during the 2012 Fiscal Year. The Compensation Committee also oversees the Company’s 2007 Stock Compensation Plan for Non-Employee Directors (the “2007 Stock Plan”), the Company’s 2008 Restricted Stock Unit Plan (the “2008 RSU Plan”) and the Company’s 2010 Omnibus Employee Incentive Plan (the “2010 Incentive Plan”).

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The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This Committee held ten meetings (in person, telephonically or by written consent) during the 2012 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions, dispositions, and financings of properties.

The Company's Nominating Committee is comprised of two “independent” directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Company has not established a charter for the Nominating Committee and the Committee has no policy with regard to consideration of any director candidates recommended by security holders. As a Smaller Reporting Company whose directors own in excess of seventy percent of the voting shares of the Company, InterGroup has not deemed it appropriate to institute such a policy. There have not been any material changes to the procedures by which security holders may recommend nominees to the Company’s board of directors during the last fiscal year. Mr. Jacobs is the Chairman of the Nominating Committee. The Committee held one meeting during the 2012 Fiscal Year.

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee’s Chairman is Mr. Winfield. This committee held three meetings (in person, telephonically or by written consent) during the 2012 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no formal meetings during the 2012 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a Smaller Reporting Company under SEC rules. The Company’s Audit Committee is currently comprised of three members: Directors Nance (Chairperson), Grunwald and Love, each of who meet the independence requirements of the SEC and NASDAQ as modified or supplemented from time to time. Directors Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC and NASDAQ based on their qualifications and business experience discussed above. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management’s conduct of the financial reporting process, the annual independent audit of the Company’s financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company’s independent registered public accounting firm. The Audit Committee held six meetings during the 2012 Fiscal Year.

The Company’s Board of Directors has adopted a written charter for the Audit Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is posted on the Company’s website at www.intgla.com.

Code of Ethics.

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on the Company’s website at www.intgla.com. The Company will provide to any person without charge, upon request, a copy of its Code of Ethics by sending such request to: The InterGroup Corporation, Attn: Treasurer, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. The Company will promptly disclose any amendments or waivers to its Code of Ethics on Form 8-K and will post such information on its website.

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EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company’s principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company and its subsidiaries for each of the Company’s last two completed fiscal years ended June 30, 2012 and June 30, 2011. There was no non-equity incentive plan compensation or nonqualified deferred compensation earnings. There are currently no employment contracts with the executive officers.

SUMMARY COMPENSATION TABLE

Name and	Fiscal				Stock		Option		All Other
Principal Position	Year	Salary		Bonus	Awards		Awards		Compensation		Total

John V. Winfield	2012	$522,000	(1)	-	$375,000	(2)	$510,000	(3)	$173,000	(4)	$1,580,000
Chairman; President and	2011	$522,000	(1)	-	$233,000	(2)	-		$169,000	(4)	$923,000
Chief Executive Officer

David C. Gonzalez	2012	$192,000		$70,000	-		-		-		$262,000
Vice President	2011	$180,000		-	-		-		-		$180,000
Real Estate

David T. Nguyen	2012	$180,000	(5)	$20,000	-		-		-		$200,000
Treasurer and	2011	$180,000	(5)	-	-		-		-		$180,000
Controller									-

Michael G. Zybala	2012	$168,000	(6)	$25,000	-		$67,000	(7)	-		$260,000
Assistant Secretary	2011	$163,000	(6)	-	-		-		-		$163,000
and General Counsel

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company’s subsidiary, Santa Fe, and Santa Fe’s subsidiary, Portsmouth. Mr. Winfield received a salary from Santa Fe and Portsmouth in the aggregate amount of $255,000 from those entities for each of fiscal years 2012 and 2011, as well as director’s fees totaling $12,000 for each year. Those amounts are included in this item.

(2) For fiscal 2012 and 2011, the dollar amount reflects the fair market value of 15,000 shares of common stock issued to Mr. Winfield upon the vesting of 15,000 Restricted Stock Units (“RSUs”) on September 10, 2011 and 2010, respectively, as determined by reference to the closing price of the Company’s common stock as reported on the NASDAQ Capital Market on the vesting dates. With respect to the September 10, 2011 vesting, Mr. Winfield surrendered 4,958 shares of the 15,000 shares issued to him back to the Company to satisfy tax withholding requirements. All RSUs were issued pursuant to the Company’s 2008 RSU Plan. On December 21, 2008, Mr. Winfield surrendered to the Company 225,000 fully vested stock options in exchange for 84,628 RSUs pursuant to an exchange offer made by the Compensation Committee as authorized by 2008 RSU Plan. The RSUs are taxable as ordinary income to Mr. Winfield upon vesting and issuance of the shares of Common Stock.

(3) For fiscal 2012, the dollar amount reflects aggregate grant date fair value of options expected to vest, computed in accordance with FASB ASC Topic 718, of 90,000 stock options granted to Mr. Winfield on February 28, 2012 pursuant to the Company’s 2010 Incentive Plan. [See Note 16 to the Consolidated Financial Statements for assumptions.] The options expire 10 years from the date of grant and have an exercise price of $19.77 per share, which was 100% of the fair market value of the Company’s common stock as determined by reference to the closing price as reported on the NASDAQ Capital Market on February 28, 2012, the date of grant. The options are subject to both time and performance based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 18,000 options vesting upon each one year anniversary of the date of grant. Pursuant to the performance vesting requirements, the options vest in increments of 18,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($19.77) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter. Assuming that the highest level of performance conditions will be achieved, the total value of the grant is estimated at $944,000.

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(4) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $29,000 during each of fiscal years 2012 and 2011. The amount of compensation related to the assistant was approximately $59,000 and $55,000 for fiscal years 2012 and 2011, respectively. During fiscal 2012 and 2011, the Company and its subsidiaries also paid annual premiums in the total amount of $85,000 for split dollar whole life insurance policies owned by, and the beneficiary of which are, a trust for the benefit of Mr. Winfield's family. Of the $85,000 in premiums paid each year, Santa Fe and Portsmouth paid $43,000 of that amount. The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payment to the beneficiary.

(5) Mr. Nguyen’s salary is allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(6) For fiscal 2012 and 2011, respectively, these amounts include $113,000 and $97,000 in salary and bonus allocated to and paid by Portsmouth and $25,000 and $24,000 in salary allocated to Santa Fe.

(7) For fiscal 2012, the dollar amount reflects aggregate grant date fair value of options expected to vest, computed in accordance with FASB ASC Topic 718, of 5,000 stock options granted to Mr. Zybala on July 1, 2011 pursuant to the Company’s 2010 Incentive Plan. [See Note 16 to the Consolidated Financial Statements for assumptions.] The options expire 10 years from the date of grant and have an exercise price of $24.92 per share, which was 100% of the fair market value of the Company’s common stock as determined by reference to the closing price as reported on the NASDAQ Capital Market on the date of grant. The options vest over a period of five years, with 1,000 options vesting upon each one year anniversary of the date of grant.

Compensation Committee and Executive Compensation

The Company's Compensation Committee is comprised of three “independent” members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company’s Chief Executive Officer and other executive officers, including equity or performance based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive of director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to determine the compensation of certain executive officers. The Compensation Committee also oversees the Company’s 2007 Stock Plan, the 2008 RSU Plan and the 2010 Incentive Plan.

On July 18, 2003, the disinterested members of the respective Boards of Directors of the Company’s subsidiary, Santa Fe and Santa Fe’s subsidiary, Portsmouth, established a performance based compensation program for the Company’s CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. On January 12, 2004, the disinterested members of the Securities Investment Committee of InterGroup also established a performance based compensation program for Mr. Winfield, which was ratified by the Board of Directors. The Company’s previous experience and results with outside money managers was not acceptable. Pursuant to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated and paid quarterly based on the results of the Company’s investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be modified or terminated at the discretion of the respective Boards of Directors. No performance based compensation was earned or paid for fiscal years ended June 30, 2012 or 2011.

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Outstanding Equity Awards at Fiscal Year Ended June 30, 2012

The following table sets forth information concerning option awards and stock awards for each named executive officer that were outstanding as of the end of the Company’s last completed fiscal year ended June 30, 2012. There were no other equity incentive plan awards that were outstanding.

	Option Awards				Stock Awards

	Number of	Number of			Number of	Market value
	securities	securities			shares or	of shares or
	underlying	underlying			units of	units of
	unexercised	unexercised	Option	Option	stock that	stock that
	options (#)	options (#)	exercise	expiration	have not	have not
Name	exercisable	unexercisable	price $	date	vested	vested

John V. Winfield	40,000	60,000(1)	$10.30	3/15/2020	-	-

John V. Winfield	-	90,000(2)	$19.77	2/27/2022	-	-

David C. Gonzalez	5,000	-	$10.30	3/15/2020	-	-

Michael G. Zybala	-	5,000(3)	$24.92	6/30/2021	-	-

(1) Stock options issued to Mr. Winfield pursuant to the Company’s 2010 Incentive Plan are subject to both time and performance based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 20,000 options vesting upon each one year anniversary of the date of grant, March 16, 2010. Pursuant to the performance vesting requirements, the options vest in increments of 20,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($10.30) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter. As of June 30, 2012, the performance vesting requirements of the options were satisfied.

(2) Stock options issued to Mr. Winfield pursuant to the Company’s 2010 Incentive Plan are subject to both time and performance based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 18,000 options vesting upon each one year anniversary of the date of grant, February 28, 2012. Pursuant to the performance vesting requirements, the options vest in increments of 18,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($19.77) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter. As of June 30, 2012, none of the performance vesting requirements of the options was satisfied.

(3) Mr. Zybala’s stock options vest over a period of five years, with 1,000 options vesting upon each one year anniversary of the date of grant, July 1, 2011.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. Since InterGroup, Santa Fe and Portsmouth are each public companies, the $1,000,000 limitation applies separately to the compensation paid by each entity. Stock option expenses are also amortized over a several years. For fiscal years 2012 and 2011, no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

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EQUITY COMPENSATION PLANS

The Company currently has three equity compensation plans, each of which has been approved by the Company’s stockholders. However, any outstanding stock options issued under the Company’s prior equity compensation plans remain effective in accordance with their terms.

The purpose of the Company’s equity compensation plans is to provide a means whereby officers, directors and key employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of these plans is to provide a means through which the Company may attract able individuals to become employees or serve as directors of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company.

The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors

The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (the “2007 Stock Plan”) was approved by the shareholders of the Company on February 21, 2007, and was thereafter adopted by the Board of Directors. The 2007 Plan will terminate upon the earlier of the date all shares reserved for issuance have been awarded or February 21, 2017, if not sooner terminated by the Board upon recommendation by the Compensation Committee. The stock available for issuance under the 2007 Stock Plan shall be unrestricted shares of the Company's common stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 60,000 shares of the common stock will be available for issuance to participants under the 2007 Stock Plan.

All non-employee directors are eligible to participate in the 2007 Stock Plan. Each non-employee director as of the adoption date of the 2007 Stock Plan was granted an award of 600 unrestricted shares of the Company’s common stock. On each July 1 following the adoption date of the 2007 Stock Plan, each non-employee director shall receive an automatic grant of a number of shares of company’s common stock equal in value to $18,000 based on 100% of the fair market value (as defined) of the Common Stock on the date of grant, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the 2007 Stock Plan is sufficient to permit such automatic grant. Any fractional shares resulting from such grant will be rounded up to next highest whole share. All stock awards to non-employee directors will be fully vested on the date of grant. The dollar amount of the annual grant is subject to further adjustment by the Board of Directors upon recommendation by the Compensation Committee. The stock awards granted under the 2007 Stock Plan are shares of unrestricted common stock and are fully vested on the date of grant. The right of the non-employee director to receive his or her annual grant of common stock is personal to the director and is not transferable. Once received, shares of common stock awarded to the non-employee director are freely transferable subject to any requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On June 28, 2007, Company filed a registration statement on Form S-8 to register the shares subject to the 2007 Stock Plan and the Company’s two prior stock option plans under the Securities Act of 1933, as amended (the “Securities Act”).

Upon recommendation of the Compensation Committee, the Board may, at any time and from time to time and in any respect, amend or modify the 2007 Stock Plan. The Board must obtain stockholder approval of any material amendment to the 2007 Stock Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the 2007 Stock Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2007 Stock Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

Upon recommendation of the Compensation Committee, the Board of Directors, on February 23, 2011, voted to increase the annual grant awarded to each of the non-employee directors to a number of shares of Company’s common stock equal in value to $22,000, effective as of the July 1, 2011 grant, while decreasing the annual cash compensation payable to non-employee directors from $16,000 to $12,000 per year.

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For the fiscal year ended June 30, 2012, the four non-employee directors of the Company, Josef A. Grunwald, Gary N. Jacobs, John C. Love and William J. Nance, each received a grant of 883 shares of Common Stock pursuant to the 2007 Stock Plan.

The InterGroup Corporation 2008 Restricted Stock Unit Plan

On December 3, 2008, the Board of Directors adopted, subject to shareholder approval, a new equity compensation plan for its officers, directors and key employees entitled, The InterGroup Corporation 2008 Restricted Stock Unit Plan (the “2008 RSU Plan”). The 2008 RSU Plan was approved and ratified by the shareholders on February 18, 2009.

The 2008 RSU Plan authorizes the Company to issue restricted stock units (“RSUs”) as equity compensation to officers, directors and key employees of the Company on such terms and conditions established by the Compensation Committee of the Company. RSUs are not actual shares of the Company’s common stock, but rather promises to deliver common stock in the future, subject to certain vesting requirements and other restrictions as may be determined by the Committee. Holders of RSUs have no voting rights with respect to the underlying shares of common stock and holders are not entitled to receive any dividends until the RSUs vest and the shares are delivered. No awards of RSUs shall vest until at least six months after shareholder approval of the Plan. Subject to certain adjustments upon changes in capitalization, a maximum of 200,000 shares of the common stock are available for issuance to participants under the 2008 RSU Plan. The 2008 RSU Plan will terminate ten (10) years from December 3, 2008, unless terminated sooner by the Board of Directors. After the 2008 RSU Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with the Plan and their applicable terms and conditions.

The shares of common stock to be delivered upon the vesting of an award of RSUs have been registered under the Securities Act, pursuant to a registration statement filed on Form S-8 by the Company on June 16, 2010. The grant of RSUs is personal to the recipient and is not transferable. Once received, shares of common stock issuable upon the vesting of the RSUs are freely transferable subject to any requirements of Section 16(b) of the Exchange Act. Under the 2008 RSU Plan, the Compensation Committee also has the power and authority to establish and implement an exchange program that would permit the Company to offer holders of awards issued under prior shareholder approved compensation plans to exchange certain options for new RSUs on terms and conditions to be set by the Committee. The exchange program is designed to increase the retention and motivational value of awards granted under prior plans. In addition, by exchanging options for RSUs, the Company will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to stockholders in the event of significant increases in the value of its common stock.

Pursuant to an exchange offer authorized by the Compensation Committee, a total of 8,245 RSUs were issued to five holders of Non-Employee Director stock options in exchange for a total of 15,000 stock options which were surrendered to the Company on June 30, 2012. The number of RSUs issued was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($11.23) and the closing price of the Company’s common stock on June 30, 2012 of $24.94, with that product divided by the closing price of the common stock on June 30, 2012. Of the 8,245 RSUs issued pursuant to that exchange offer, 4,125 will vest on October 1, 2012 and 4,120 will vest on April 1, 2013.

The InterGroup Corporation 2010 Omnibus Employee Incentive Plan

On February 24, 2010, the shareholders of the Company approved The InterGroup Corporation 2010 Omnibus Employee Incentive Plan (the “2010 Incentive Plan”), which was formally adopted by the Board of Directors following the annual meeting of shareholders. The 2010 Incentive Plan authorizes a total of up to 200,000 shares of common stock to be issued as equity compensation to officers and employees of the Company in an amount and in a manner to be determined by the Compensation Committee in accordance with the terms of the Plan. The 2010 Incentive Plan authorizes the awards of several types of equity compensation including stock options, stock appreciation rights, performance awards and other stock based compensation. The 2010 Incentive Plan will expire on February 23, 2020, if not terminated sooner by the Board of Directors upon recommendation of the Compensation Committee. Any awards issued under the Plan will expire under the terms of the grant agreement.

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The shares of common stock to be issued under the 2010 Incentive Plan have been registered under the Securities Act, pursuant to a registration statement filed on Form S-8 by the Company on June 16, 2010. Once received, shares of common stock issued under the Plan will be freely transferable subject to any requirements of Section 16(b) of the Exchange Act.

On February 28, 2012, the Compensation Committee authorized the grant of 90,000 stock options to the Company’s Chairman, President and Chief Executive, John V. Winfield to purchase up to 90,000 shares of the Company’s common stock pursuant to the 2010 Incentive Plan. The exercise price of the options is $19.77, which equals 100% of the fair market value of the Company’s common stock as determined by reference to the closing price of the Company’s common stock as reported on the NASDAQ Capital Market on February 28, 2012 the date of grant. The options expire ten years from the date of grant, unless earlier terminated in accordance with the terms of the 2010 Plan. The options shall be subject to both time and performance based vesting requirements, each of which must be satisfied before options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 18,000 options vesting upon each one year anniversary of the date of grant. Pursuant to the performance vesting requirements, the options vest in increments of 18,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($19.77) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter. As of June 30, 2012, none of the performance vesting requirements of the options was satisfied.

On July 1, 2011, the Compensation Committee authorized a grant of 5,000 stock options to the Company’s Assistant Secretary and General Counsel, Michael G, Zybala, to purchase up to 5,000 shares of the Company’s common stock pursuant to the 2010 Incentive Plan. The exercise price of the options is $24.92 and the options expire ten years from the date of grant, unless earlier terminated in accordance with the terms of the 2010 Plan. The options vest over a period of five years, with 1,000 options vesting upon each one year anniversary of the date of grant, July 1, 2011.

Change in Controls Provisions in Equity Compensation Plans.

Under the Company’s 2008 RSU Plan and its 2010 Incentive Plan, RSUs, stock options and other incentive awards may vest upon a change in control of the Company in accordance with their respective grant agreements. Outstanding unvested RSUs issued to pursuant to the 2008 RSU Plan in exchange for vested stock options will immediately vest upon a change in control. Outstanding stock options issued pursuant to the Company’s 2010 Incentive Plan will also immediately vest and become exercisable upon a change in control. Except for the foregoing, there are no employment contracts between the Company and its Officers or Directors or any change in control arrangements.

SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

At its Fiscal 2010 Annual Meeting of Shareholders held on February 23, 2011, the Company submitted to its shareholders two proposals regarding executive compensation. The first proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved by the shareholders, having received more than 98% of the shares voted at the meeting in favor of the proposal. The second proposal was to determine, in a non-binding vote, whether a shareholder advisory vote to approve the compensation of the Company’s executive officers should occur every one, two or three years. The shareholders overwhelmingly voted in favor of three years as the frequency in which the Company should have an advisory vote on executive compensation with more than 96% percent of the shares voted at the meeting being in favor of three years. The Compensation Committee and the Board of Directors have considered the guidance provided by these advisory votes and have set three years as the frequency in which it will have a non-binding vote on executive compensation.

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Compensation of Directors

Until fiscal 2011, each non-employee director received an annual cash retainer in the amount of $16,000, to be paid in equal quarterly payments. Upon recommendation of the Compensation Committee, the Board of Directors, on February 23, 2011, voted to decrease the annual cash compensation payable to non-employee directors from $16,000 to $12,000, effective as of fiscal year ended June 30, 2011. With the exception of members of the Audit Committee, non-employee directors do not receive any additional fees for attending Board or Committee meetings, but are entitled to reimbursement of their reasonable expenses to attend such meetings. Members of the Audit Committee are paid a fee of $1,000 per quarter, with the Chair of that Committee to receive $1,500 per quarter. As an executive officer, the Company’s Chairman has elected to forego his annual board fees.

Non-employee directors are also eligible for grants of equity compensation under the Company’s 2007 Stock Plan and 2008 RSU Plan. Pursuant to the 2007 Stock Plan, each non-employee director was entitled to an annual grant of a number of shares of common stock of the Company equal in value to $18,000 based on the fair market value of the Common Stock on the date of grant. To compensate for the $4,000 reduction in annual cash compensation payable to non-employee directors as discussed above, the Board of Directors, upon recommendation of the Compensation Committee, increased the annual grant of common stock to an amount equal in value to $22,000, effective as of the July 1, 2011 grant. Non-employee directors may also be eligible to participate in exchange offers as may be authorized by the Compensation Committee under the 2008 RSU Plan to exchange previously issued stock options for RSUs.

The following table sets forth the compensation paid to directors for the fiscal year ended June 30, 2012:

DIRECTOR COMPENSATION

	Fees Earned or		All Other
Name	Paid in Cash(1)	Stock Awards	Compensation	Total

Josef A. Grunwald	$18,000(2)	$22,000(6)	-	$40,000

Gary N. Jacobs	$12,000	$53,598(7)	-	$65,598

John C. Love	$62,000(3)	$53,598(8)	-	$115,598

William J. Nance	$64,000(4)	$53,598(9)	-	$117,598

John V. Winfield(5)	-	-	-

(1) Amounts shown include board retainer fees, committee fees and meeting fees.

(2) Mr. Grunwald also serves as a director of the Company’s subsidiary, Portsmouth. This amount includes $6,000 in regular board fees paid to Mr. Grunwald by Portsmouth.

(3) Mr. Love also serves as a director of the Company’s subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight of its Hotel asset.

(4) Mr. Nance also serves as a director of the Company’s subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight of its Hotel asset.

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(5) As Chief Executive Officer, the Company’s Chairman, John V. Winfield, was not paid any board, committee or meetings fees. Mr. Winfield did receive a total of $12,000 in regular board fees from the Company’s subsidiaries, which is reported on the Summary Compensation Table.

(6) Dollar amounts shown reflect the fair market value of $22,000 for 883 shares of common stock issued on July 1, 2011 pursuant to the Company’s 2007 Stock Plan. As of June 30, 2012, Mr. Grunwald also had an aggregate of 8,400 vested stock options outstanding and a total of 1,649 RSUs that vest and are issuable as shares of common stock on the vesting date as follows: October 1, 2012 – 825 shares; April 1, 2013 – 824 shares.

(7) Dollar amounts shown reflect the following: fair market value of $22,000 for 883 shares of common stock issued on July 1, 2011 pursuant to the Company’s 2007 Stock Plan; and the fair market value of $16,920 for 736 shares of common stock issued on October 1, 2011 upon the vesting of 736 RSUs and the fair market value of $14,678 for 735 shares of common stock issued on April 1, 2012 pursuant to the 2008 RSU Plan. As of June 30, 2012, Mr. Jacobs also had an aggregate of 8,400 vested stock options outstanding and a total of 1,649 RSUs that vest and are issuable as shares of common stock on the vesting date as follows: October 1, 2012 – 825 shares; April 1, 2013 – 824 shares.

(8) Dollar amounts shown reflect the following: fair market value of $22,000 for 883 shares of common stock issued on July 1, 2011 pursuant to the Company’s 2007 Stock Plan; and the fair market value of $16,920 for 736 shares of common stock issued on October 1, 2011 upon the vesting of 736 RSUs and the fair market value of $14,678 for 735 shares of common stock issued on April 1, 2012 pursuant to the 2008 RSU Plan. As of June 30, 2012, Mr. Love also had an aggregate of 8,400 vested stock options outstanding and a total of 1,649 RSUs that vest and are issuable as shares of common stock on the vesting date as follows: October 1, 2012 – 825 shares; April 1, 2013 – 824 shares.

(9) Dollar amounts shown reflect the following: fair market value of $22,000 for 883 shares of common stock issued on July 1, 2011 pursuant to the Company’s 2007 Stock Plan; and the fair market value of $16,920 for 736 shares of common stock issued on October 1, 2011 upon the vesting of 736 RSUs and the fair market value of $14,678 for 735 shares of common stock issued on April 1, 2012 pursuant to the 2008 RSU Plan. As of June 30, 2012, Mr. Nance also had an aggregate of 8,400 vested stock options outstanding and a total of 1,649 RSUs that vest and are issuable as shares of common stock on the vesting date as follows: October 1, 2012 – 825 shares; April 1, 2013 – 824 shares.

Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors or any change in control arrangements.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company knows of one Form 4 report not filed on a timely basis. Although the Company filed a timely report on Form 8-K disclosing a stock option grant to its President and Chief Executive Officer, John V. Winfield, on February 28, 2012 pursuant to the Company’s 2010 Incentive Plan, the requisite Form 4 was inadvertently not filed on behalf of Mr. Winfield. All other filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with during fiscal year ended June 30, 2012.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 11, 2013, certain information with respect to the beneficial ownership of Common Stock of the Company owned by (i) each Director and each of the named Executive Officers, (ii) all Directors and Executive Officers as a group and (iii) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

John V. Winfield	1,515,522(3)	62.8%

Josef A. Grunwald	129,823(4)	5.5%

William J. Nance	55,789(5)	2.4%

Gary N. Jacobs	23,808(6)	1.0%

John C. Love	20,433(7)	0.9%

David C. Gonzalez	26,770(8)	1.1%

Michael G. Zybala	1,000(9)	*

David T. Nguyen	0	*

All Directors and Executive
Officers as a Group (8 persons)	1,773,145	72.3%

* Ownership does not exceed 1%.

(1) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 2,355,249 shares of Common Stock outstanding at January 11, 2013, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Includes 58,000 shares that Mr. Winfield has a right to acquire pursuant to vested stock options.

(4) Includes 8,400 shares that Mr. Grunwald has a right to acquire pursuant to vested stock options. Does not include 824 RSUs that will vest on April 1, 2013 and which will be issued as shares of Common Stock on the vesting date.

(5) Includes 8,400 shares that Mr. Nance has a right to acquire pursuant to vested stock options. Does not include 824 RSUs that will vest on April 1, 2013 and which will be issued as shares of Common Stock on the vesting date.

(6) Includes 8,400 shares that Mr. Jacobs has a right to acquire pursuant to vested stock options. Does not include 824 RSUs that will vest on April 1, 2013 and which will be issued as shares of Common Stock on the vesting date. Other than his options, and any unvested RSUs, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(7) Includes 8,400 shares that Mr. Love has a right to acquire pursuant to vested stock options. Does not include 824 RSUs that will vest on April 1, 2013 and which will be issued as shares of Common Stock on the vesting date.

(8) Includes 5,000 shares which Mr. Gonzalez has the right to acquire pursuant to vested stock options.

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(9) Includes 1,000 shares which Mr. Zybala has the right to acquire pursuant to vested stock options.

Changes in Control.

There are no arrangements that may result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company’s President and Chief Executive Officer, Mr. Winfield. During fiscal 2012 and 2011, the Company paid annual premiums in the amount of approximately $85,000 for the split dollar insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield’s family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company’s Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his 4.0% interest in the outstanding shares of the Santa Fe common stock.

As Chairman of the Securities Investment Committee, the Company’s President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe’s subsidiary, Portsmouth, have established performance based compensation programs for Mr. Winfield’s management of the securities portfolios of those companies. The performance based compensation program was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries. No performance bonus compensation was paid to Mr. Winfield for the fiscal years ended June 30, 2012 and 2011.

Director Independence

InterGroup’s common stock is listed on the NASDAQ Capital Market tier of the NASDAQ Stock Market LLC (“NASDAQ”). InterGroup is a Smaller Reporting Company under the rules and regulations of the SEC. The Board of Directors of InterGroup currently consists of five members. With the exception of the Company’s President and CEO, John V. Winfield, all of InterGroup’s Board of Directors consists of “independent” directors as independence is defined by the applicable rules of the SEC and NASDAQ. There are no members of the Company’s compensation, nominating or audit committees that do not meet those independence standards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

JOHN V. WINFIELD AND JOSEF A. GRUNWALD AS CLASS A DIRECTORS OF THE COMPANY.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Burr Pilger Mayer, Inc. (“BPM”, formerly Burr, Pilger & Mayer LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. BPM has served as the Company’s independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

We expect that a representative of Burr Pilger Mayer, Inc. will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; appoint and approve the compensation of the Company’s independent registered public accounting firm; review and appraise the audit efforts of the Company’s independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2012, the Company retained Burr Pilger Mayer, Inc. (“BPM”) as its independent registered public accounting firm to provide audit and audit related services. All fees and expenses paid to BPM were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with management and BPM, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with BPM also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee has also received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, which was also discussed with BPM.

Based on the Audit Committee’s review of the audited financial statements, and the review and discussions with management and BPM referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

WILLIAM J. NANCE, CHAIRPERSON

JOHN C. LOVE

JOSEF A. GRUNWALD

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Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2012 and 2011 for professional services rendered by Burr Pilger Mayer, Inc., the independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q reports or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

	2012	2011

Audit fees	$286,000	$295,000
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-

TOTAL:	$286,000	$295,000

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms’ engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.

SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2013 Annual Meeting of Shareholders will be held on February 19, 2014. Shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at the fiscal 2013 Annual Meeting must be received by the Company no later than September 26, 2013. In addition, all proposals must comply with the provisions of Rule 14a-8 adopted under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Any proposals must be submitted in writing to the following address: Corporate Secretary, The InterGroup Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. It is suggested that the proposal be submitted by certified mail – return receipt requested.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report for the fiscal year ended June 30, 2012 accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company’s Form 10-K for the fiscal year ended June 30, 2012, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on January 11, 2013. The Company’s Form 10-K and other public filings are also available on the Company’s website at www.intgla.com and through the Securities and Exchange Commission’s website www.sec.gov.

By Resolution of the Board of Directors

THE INTERGROUP CORPORATION

Gary N. Jacobs

Secretary

Dated: Los Angeles, California

January 18, 2013

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ANNUAL MEETING OF SHAREHOLDERS OF

THE INTERGROUP CORPORATION

February 20, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.intgla.com

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 022013

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Class A Directors

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

- ○ John V. Winfield
- ○ Josef A. Grunwald

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. PROPOSAL TO RATIFY THE APPOINTMENT OF BURR PILGER MAYER, INC. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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0

THE INTERGROUP CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on February 20, 2013 at 2:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 and the Proxy Statement in connection therewith each dated January 18, 2013; (b) appoints John V. Winfield and Gary N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on January 11, 2013 at the Annual Meeting of Shareholders to be held on February 20, 2013 or at any adjournment thereof.

(Continued and to be signed on the reverse side)

14475

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